EXECUTION COPY
                            ASSET PURCHASE AGREEMENT
     THIS ASSET PURCHASE AGREEMENT, dated as of December 30, 2004, by and among AMERICAN LEISURE EQUITIES CORPORATION, a Florida corporation (the "Purchaser");
                                                                    ---------
AMERICAN  LEISURE HOLDINGS INC., a Nevada corporation (the "Parent"); and AROUND
                                                            ------
THE  WORLD  TRAVEL  INC.,  a  Florida  corporation  (the  "Seller").
                                                           ------

                                    RECITALS

     A. The Seller is the owner and operator of a travel services business (the "Business").
                 --------

     B. The Purchaser desires to purchase, and the Seller desires to sell, certain of the assets of Seller, including all of the assets necessary to operate the Business, on the terms, and subject to the conditions of, this Agreement.

     C. Parent is the owner of all of the outstanding capital stock of the Purchaser.

     D. The Seller is indebted to the Parent under various promissory notes and related instruments more fully described on Exhibit A to this
                                                               ---------
          Agreement  (the  "Seller  Indebtedness").
                            --------------------

     NOW THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     1.1     Definitions.  For  the  purposes  of  this Agreement, the following
             -----------
words  and  phrases  will  have  the  meanings  set  forth  below:

     "Affiliate"  means,  with  respect  to any Person, any other corporation or
      ---------
company which directly or indirectly controls or is controlled by or is under direct or indirect common control with such first mentioned Person or any Person which is directly or indirectly controlled by a Person which controls the first mentioned Person.

     "AMLH  Debt"  means  that  the  portion  of the Seller Indebtedness owed by
      ---------
Seller to the Parent with respect to working capital loans evidenced by promissory notes made by Seller in favor of Parent during the period from March 22, 2004 through the date of Closing. The parties acknowledge that the AMLH Debt is secured by Liens on the assets of Seller pursuant to the same financing statements and security agreements which evidence the Liens securing the Galileo Debt. The current amount of the AMLH Debt is set forth on Exhibit A.
                                                                      ----------

     "Books  and  Records" means all books, records, files and documentation (in
      -------------------
whatever medium and wherever situated) of the Seller necessary to operate the Business, including, without limitation, the books and records listed on
Schedule  2.1(c).

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     "Closing"  means the completion of the transactions contemplated by Article
      -------
2  as  provided  in  Article  2.

     "Closing  Date"  has  the  meaning  set  forth  in  Section  8.3.
      -------------

     "Confidential  Information"  has  the  meaning  set  forth  in Section 5.7.
      -------------------------

     "Effective  Time"  means  11:59  P.M.  on  the  Closing  Date.
      ---------------

     "Equipment"  shall  mean  (a) all machinery, spare parts, equipment, tools,
      ----------
computers, furniture, fixtures, furnishings, office equipment (including, without limitation, word processing, accounting, communication and reproduction equipment) and the like of Seller used in the operation of the Business, and (b) all assignable warranties covering all or any part of the Equipment.

     "Excluded  Assets"  has  the  meaning  set  forth  in  Section  2.2.
      ----------------

     "Excluded  Books  And Records" has the meaning set forth in Section 2.2(a).
      ----------------------------

     "Financial  Statements"  has  the  meaning  set  forth  in  Section 4.1(f).
      ---------------------

     "Galileo Debt" means that portion of the Seller Indebtedness owed by Seller
      ------------
to the Parent, evidenced by the promissory notes made by Seller in favor of Galileo International, LLC, which notes have been assigned to Parent. The current  amount  of  the  Galileo  Debt  is  set  forth  on  Exhibit  A.
                                                             ----------

     "Generally  Accepted  Accounting  Principles" or "GAAP" means the generally
      -------------------------------------------      ----
accepted accounting principles from time to time approved by the American Institute of Certified Public Accountants.

     "Governmental  Body"  means  (i) any domestic or foreign national, federal,
      ------------------
provincial, state, municipal or other governmental or body, (ii) any international or other government or body, (ii) any international or multilateral body, (iii) any subdivision, ministry, department, secretariat, bureau, agency, commission, board, instrumentality or authority of any of the foregoing governments or bodies, (iv) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing governments or bodies, or (v) any domestic, foreign, international, multilateral, or multinational judicial, quasi-judicial, arbitration or administrative court, grand jury, tribunal, commission, board or panel.

     "Hassine  Debt"  means the indebtedness of Seller to Simon Hassine as agent
     -------------
("Hassine") evidenced by the 5% Junior Subordinated Unsecured Note dated December 23, 1999 in the original principal amount of $3,550,000 made by Seller in favor of Hassine, and the additional indebtedness of Seller to Hassine evidenced by the Stock Purchase Agreement dated December 23, 1999, in the original principal amount of $1,100,000.

     "Indemnified  Party"  has  the  meaning  set  forth  in  Section  9.3.
      ------------------

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     "Indemnifying  Party"  has  the  meaning  set  forth  in  Section  9.3.
      -------------------

     "Intellectual  Property Rights" shall mean any and all domestic and foreign
      ------------------------------
intellectual property rights related to or used in the Business including (a) patents, patent applications, trademarks, trade names, service marks, copyrights, industrial designs, trade secrets, processes, inventions, know-how, recipes, technology, computer software, customer and supplier lists, formulas, franchises, licenses, right-to-use, drawings, specifications for products, materials and equipment, process development, manufacturing information, quality control information, performance data, plant service information and other intellectual property, and (b) all registrations and applications for registration of the aforesaid rights.

     "Laws"  will  mean: (i) all constitutions, treaties, laws, statutes, codes,
      ----
ordinances, orders, decrees, rules, regulations, and municipal by-laws, whether domestic, foreign or international; (ii) all judgments, orders, writs, injunctions, decisions, rulings, decrees, and awards of any Governmental Body; and (iii) all policies, practices and guidelines of any Governmental Body.

     "License  Agreement"  means the License Agreement in the form on Exhibit B.
      ------------------                                              ----------

     "Liens"  means  (i)  all  hypothecations,  mortgages,  pledges, privileges,
      -----
liens, security interests, charges, deposits, easements, reserves, conditional sale contracts, ownership or title retention agreements, leases, occupation rights, encroachments, restrictive covenants, title defects and other encumbrances or rights of others of any nature whatsoever or however arising,
(ii) any arrangement or condition that in substance secures payment or performance of any obligation, and (iii) all actions, claims or demands of any nature whatsoever or howsoever arising.

     "Losses"  has  the  meaning  set  forth  in  Section  9.1.
      ------

     "Management  Agreement"  means  the  Management  Agreement  in  the form on
      ---------------------
Exhibit  C.
----------

     "Minority  Shareholder  Debt" means that portion of the Seller Indebtedness
      --------------------
owed by Seller to Parent, evidenced by certain promissory notes and related debt instruments made by Seller in favor of various Persons who were registered owners of the common or preferred stock of Seller and who have assigned such notes to Parent. The current amount of the Minority Shareholder Debt is set forth  on  Exhibit A. The Minority Shareholder Debt does not include the Hassine
           ---------
Debt.

     "Order" means any applicable proclamation, judgment, decree or order of any
      -----
Governmental  Body.

     "Permits"  shall  mean  all  franchises, permits, licenses, certificates of
     --------
compliance, consents, approvals and authorizations of, and registrations with, any Governmental Body in any and all states where Seller conducts business and has such Permits as are required for the operation of the Business.

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

     "Permitted  Liens"  means:  (i) all Liens securing the Seller Indebtedness;
      ----------------
(ii) all Liens existing as of the Effective Date that secure the amounts payable by Seller to the Internal Revenue Code; and (iii) all Liens securing the amounts payable under the Hassine Note.

     "Person"  will  mean  an  individual,  corporation,  company,  cooperative,
      ------
partnership, trust, unincorporated association, or any other entity with juridical personality, including any Governmental Body.

     "Purchase  Price"  has  the  meaning  set  forth  in  Section  3.1
      ---------------

     "Purchased  Assets"  has  the  meaning  set  forth  in  Section  2.1.
      -----------------

     "Seller Indebtedness" has the meaning set forth in Recital D.  The Seller
      -------------------
Indebtedness is more fully described on Exhibit A.
                                        ---------

     "Series  F  Preferred Stock" means the preferred stock of Parent having the
      --------------------------
terms  set  forth  in  Exhibit  D.
                       ----------

     "Taxes"  will  mean  all  taxes  (including,  without  limitation,  income,
      -----
corporation, capital, value added, sales, withholding, franchise, profits, gross receipts, excise, property, stamp, transfer, land transfer, water, business and goods and services taxes), imposts, duties, levies, deductions and withholdings that are imposed under any Laws or by any taxing authority of competent jurisdiction or Governmental Body.

     "Third  Party  Claim"  has  the  meaning  set  forth  in  Section  9.5.
      -------------------

                                    ARTICLE 2
                                PURCHASE AND SALE

     2.1     Purchased  Assets.  Upon and subject to the terms and conditions of
             -----------------
this Agreement, the Seller will sell, assign and transfer to the Purchaser, and the Purchaser will purchase from the Seller, at the Closing, with effect as of the Effective Time, all of the assets of the Seller described in subsections (a) through (l) below (collectively, the "Purchased Assets"), free and clear of all
                                       ----------------
Liens  (other  than  the  Permitted  Liens):

          (a) all right, title and interest of the Seller in and to the Intellectual Property Rights related to the Business, including but not limited to all trademarks and service marks (whether or not registered), websites and the content thereof (subject to the bona fide rights of other content providers), domain names, software licenses, paid or pre-paid software use agreements listed on Schedule 2.1(a);
                        ----------------

          (b) all right, title and interest of the Seller in the customer database for the Business, including all software utilized to maintain, access and update the database;

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

          (c) all right, title and interest of the Seller in the Books and Records, including the Books and Records listed on Schedule 2.1(c), but
                                                           ---------------
specifically  excluding  the  Excluded  Books  and  Records;

          (d) all right, title and interest of the Seller in the contracts and commitments listed on Schedule 2.1(d) (the "Assigned Contracts");
                         ----------------         -------------------

          (e) all right, title and interest of the Seller in all tangible personal property, including all furniture, fixtures and Equipment, necessary for or used in the operation of the Business, including the tangible personal property listed on Schedule 2.1(e) (the "Tangible Property");
                      ----------------         ------------------

          (f) all right, title and interest of the Seller in the personal property leases listed on Schedule 2.1(f) (the "Personal Property Leases");
                              ----------------      --------------------------

          (g) all cash of Seller, including, but not limited to, all right, title and interest of the Seller in all bank accounts of the Seller on Schedule
                                                                        --------
2.1(g)  (the  "Bank  Accounts");
-----          --------------

          (h) all notes receivable of the Seller and all accounts receivable of Seller, including but not limited to, the notes receivable and accounts listed on Schedule 2.1(h) (the "Receivables");
    ----------------         -----------

          (i) all right, title and interest of the Seller in all computer hardware and software necessary for or used in the operation of the Business, including , but not limited to, the computer hardware and software listed on
Schedule  2.1(i);
----------------

          (j) all right, title and interest of the Seller in all Permits necessary to operate the Business, to the extent assignable;

          (k) all right, title and interest of the Seller in all other assets and property necessary for or used in the operation of the Business; and

          (l) all goodwill related to the Business and the related Intellectual Property Rights.

     2.2     Excluded  Assets.  The  provisions  of Section 2.1 notwithstanding,
             ----------------
Seller will not sell, transfer, assign, convey or deliver to Purchaser, and Purchaser will not purchase from Seller, the following assets (collectively, the "Excluded Assets"):
 ----------------

          (a)  the  Minute  Books of the Seller and the books, records, files or documentation  and  data  (in  whatever  form)  of the Seller listed on Schedule
                                                                        --------
2.2(a)  (the  "Excluded  Books  and  Records");
-----          -----------------------------

          (b)  any  contracts  other  than  the  Assumed  Contracts;  and

          (c) any asset used in the operation of the Business that is not the property of Seller.

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

     2.3     Limited  Assumption  of  Liabilities.
             ------------------------------------

          (a) Purchaser will not assume any liabilities and obligations of the Seller or any of its Affiliates other than:

               (i)  those  liabilities of the Seller listed on Schedule 2.3 (the
                                                               -------------
"Assumed  Liabilities");
       --------------

               (ii) those liabilities and obligations under the Assigned Contracts assumed by Purchaser pursuant to Section 2.4 (the "Assumed
                                                                      -------
Contracts");
---------

               (iii) those liabilities which Purchaser elects to assume with respect to Seller's employees (the "Employee Liabilities"); and
                                         ---------------------

               (iv)  subject  to  the  provisions of Section 2.3(c), the Hassine
Debt.

          (b) The parties hereby acknowledge and agree that: (i) the Purchaser is not assuming any portion of the Seller Indebtedness; and (ii) the Seller will continue to be liable for all amounts due with respect to the Seller Indebtedness (except to the extent that such debt is reduced under Section 3.3 of this Agreement), notwithstanding the Seller's transfer of the collateral for such debt to Purchaser and Purchaser's agreement to accept such assets subject to the Liens securing the Seller Indebtedness.

          (c) In the event that the Purchaser is unable to reach an agreement with Hassine with respect to the Hassine Debt on terms acceptable to the Purchaser, then the Purchaser will assume the Hassine Debt, and the amount of the Hassine Debt will be applied against the Purchase Price pursuant to Section 3.3.

     2.4     Assumed Contracts.  The Purchaser will have the right to review all
             -----------------
of the Assigned Contracts of the Seller related to the Business for a period of 150 days following the date of this Agreement in order to determine which contracts the Purchaser desires to assume. On or before the end of the 150th day, the Purchaser shall notify the Seller of the Assigned Contracts that the Purchaser desires to assume. Once Purchaser has identified an Assigned Contract as one that Purchaser is willing to assume, Purchaser and the Seller shall thereafter use commercially reasonable efforts to obtain any required consent of any other party to the assumption of such contract by the Purchaser. If any such consent cannot be obtained, the Seller will cooperate with the Purchaser in any reasonable arrangement designed to provide to the Purchaser the benefits of the contract. Any Assigned Contracts that the Purchaser desires to assume and for which any assumption consents have been obtained prior to 180 days from Effective Date, shall become an Assumed Contract for purposes of this Agreement. Notwithstanding the foregoing, nothing contained herein shall operate so as to relieve Seller from any of its obligations under any Assigned Contract, unless Purchaser affirmatively and expressly assumes such obligation. Nothing contained in this Section or any other provision of this Agreement is intended to or shall confer any other Person (including any Person who is a party to any Assigned Contract) any right to enforce any obligations of Seller under any such contract against the Purchaser unless the Purchaser has expressly assumed such obligation.

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

                                    ARTICLE 3
                                 PURCHASE PRICE

     3.1     Purchase  Price.  The purchase price (the "Purchase Price") for the
             ---------------                            --------------
Purchased Assets will be an amount equal to the fair value (the "Fair Value") of
                                                                 ----------
the Purchased Assets as of the Closing Date plus the sum of $1,500,000, provided that in no event will the Purchase Price exceed $29,000,000.

     3.2     Establishment  of  FairValue and Purchase Price.  The parties agree
             -----------------------------------------------
to  engage Capital Link LC (the "Appraiser") to establish the Fair Value and the
                                 ---------
Purchase Price. The Appraiser will determine the Fair Value and Purchase Price based upon the value of the Business as a going concern. The determination of the Appraiser shall be final and binding on the parties. Each party agrees to provide the Appraiser with access to any and all information that the Appraiser reasonably requests in order to establish the Fair Value and Purchase Price. The Purchaser and the Seller shall each pay one half of the fees and expenses of the Appraiser.

     3.3  Payment  of  Purchase  Price.  The  Purchase Price will be paid by the
          ----------------------------
Purchaser through a combination of: (i) the assumption of certain liabilities of Seller; (ii) if required, the reduction, effective as of the Effective Time, of the Minority Shareholder Debt and AMLH Debt; and (iii) if required, through the issuance of Series F Preferred Price Stock. In particular, the Purchaser will pay the Purchase Price by applying the following items of consideration, in the order of priority set forth below, until such items equal the Purchase Price:

          (a) first, through the assumption of the Assumed Liabilities and Employee Liabilities;

          (b) then, through the assumption of the Seller's obligations under the Assumed Contracts provided that Seller is absolved or indemnified for such obligations; and

          (c) then, subject to Section 2.3(c), through the assumption of the Hassine Debt;

          (d)  then,  through  the  reduction  of the Minority Shareholder Debt;

          (e)  then,  through  the  reduction  of  the  AMLH  Debt;

          (f) then, through the issuance of Series F Preferred Stock based on a value of $100.00 per share.

     For avoidance of doubt, the parties acknowledge that the Purchaser will only be obligated to provide the items of consideration described above until such items equal the Purchase Price. Seller agrees that Purchaser may elect, at its sole discretion, to pay all or a portion of the Purchase Price through the reduction of other amounts owed by Seller to Parent, including but limited to the Galileo Debt, in lieu of any of the items listed above.

     3.4     Allocation of Purchase Price.  The Purchase Price will be allocated
             ----------------------------
among  the  Purchased  Assets  as  set forth on Schedule 3.4.  Once the Purchase
                                                ------------
Price is determined, the allocation of the Purchase Price will be final and binding upon the Parties for all purposes, including, without limitation, the filing of all Tax or other returns and the preparation of all financial statements and other documents and records. The Seller and the Purchaser will, and each hereby covenants with the other to execute and file in the prescribed form such elections and/or agreements as may be required pursuant to any Law that may require the same for the purpose of confirming the foregoing allocation of the Purchase Price. The Seller and the Purchaser will also prepare and file all of their respective Tax returns in a manner consistent with the aforesaid allocations.

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

     3.5  Determination  of  Payment  of  Purchase  Price.  The  Purchaser  will
          -----------------------------------------------
determine the manner in which it will pay the Purchase Price on or before June 30, 2005, based upon the determination of the Purchase Price by the Appraiser and the calculation of the liabilities assumed by Purchaser.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     4.1     Representations  and  Warranties  of  the  Seller.  The  Seller
             -------------------------------------------------
represents and warrants to the Purchaser as follows, each of which representations and warranties is true and correct on the date hereof and will remain true and correct on the Closing Date:

          (a)  Due  Incorporation.  The  Seller  is  duly  incorporated, validly
               ------------------
existing and in good standing under the Laws of the State of Florida and has all necessary corporate power and authority to own, lease and operate its assets and properties (including, without limitation, the Purchased Assets) and to conduct its business (including, without limitation, the operation of the Business) as and in the places where such assets and properties are now owned, leased or operated or such business is now conducted.

          (b)  Due  Authorization.  The Seller has the necessary corporate power
               ------------------
and authority to cause its duly authorized officers to enter into and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Seller and the performance by the Seller of its obligations hereunder have been duly authorized by all necessary corporate actions on its part and on the part of its shareholders. Such execution, delivery and performance by the Seller does not require any action or consent of, or any registration with, or notification to, any Person, or any action or consent under any Laws to which the Seller is subject.

          (c)  Enforceability.  This  Agreement  constitutes  a legal, valid and
               --------------
binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

          (d)  No  Conflict.  The  execution and delivery of this Agreement, the
               ------------
consummation of the transactions contemplated herein, the performance by the Seller of its obligations hereunder and the compliance by the Seller of this Agreement do not:

               (i) violate, contravene or breach, or constitute a default under, the articles of incorporation or by-laws of the Seller;

               (ii)  Except as set forth on Schedule 4.1(d), violate, contravene
                                            ---------------
or breach, or constitute a default under, any contract, agreement, indenture, instrument or commitment to which the Seller may be a party or to which the Purchased Assets may be subject or by which any of them are bound or affected;

                                        8
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

               (iii) result in the creation of, or require the creation of, any Lien upon any Purchased Assets;

               (iv) give to any Person the right to (1) terminate, cancel, modify, amend, vary or renegotiate any Assigned Contract to which the Seller is a party or to which any Purchased Assets may be subject or by which any such Persons or property are bound or affected, (2) accelerate or forfeit any term of payment, or (3) cause the Seller or any Purchased Assets to lose in whole or in part any benefit which would otherwise accrue to Seller; or

               (v)  violate,  contravene  or  breach  any  Law  or  Order.

     (e)     Tax  Matters.
             ------------

               (i) Seller has paid all Taxes that are currently due and payable, and made adequate provision for the payment of all Taxes not yet due, other than the amounts due to the Internal Revenue Service listed on Schedule 2.3. Since
                                                             ------------
January 1, 2003, the Seller has not incurred any Taxes other than taxes incurred in the ordinary course of business consistent in type and amount with past practices of the Seller. All Tax returns required to be filed by or on behalf of the Seller have been filed and when filed were true and correct in all material respects, and the Taxes were paid or adequately accrued, other than the amounts due to the Internal Revenue Service listed on Schedule 2.3. The Seller has duly
                                              ------------
withheld and paid all Taxes that it is required to withhold and pay relating to salaries and other compensation heretofore paid to the employees of Seller, other than the amounts due to the Internal Revenue Service listed on Schedule
                                                                        --------
2.3.  In  the  event  that Purchaser or Parent pays any Tax liability of Seller,
---
such  amount  will  be  applied  against  the  Purchase  Price.

               (ii) Seller has not received from the Internal Revenue Service or from the tax authorities of any state, county, local or other jurisdiction any notice of underpayment of taxes or other deficiency which has not been paid nor any objection to any return or report filed by Seller other than the amounts due to the Internal Revenue Service listed on Schedule 2.3. There are outstanding no
                                          ------------
agreements or waivers extending the statutory period of limitations applicable to any tax liability, other than with respect to the amounts due to the Internal Revenue Service listed on Schedule 2.3.
                              -------------

     (f)     Financial  Statements.  The  Seller  has delivered to the Purchaser
             ---------------------
the following internal financial statements for the fiscal years ended December 31, 2002 and 2003 and for the nine months ended September 30, 2004 (the
"Financial  Statements").  The  Financial  Statements  fairly  present  a  true,
----------------------
correct and complete statement all in accordance with Generally Accepted Accounting Principles applied on a basis consistent with prior periods. Seller covenants to deliver to Purchaser audited financial statements for the years ending 2002, 2003 and 2004 by February 28, 2005.

     (g)  Title  to Property. The Seller is the sole and unconditional legal and
          -------------------
beneficial owner of, and will at Closing, transfer to the Purchaser good and valid title to, all of the Purchased Assets, and in each case free and clear of any and all Liens, except the Permitted Liens.

                                        9
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

     (h)  Condition  of  Purchased Equipment. The Purchased Equipment is in good
          -----------------------------------
operating condition, subject to ordinary wear and tear for the age of such equipment.

     (i)     Intellectual  Property  Rights.
             ------------------------------

          (A)  Schedule  2.1(a)  is a true and complete list of all Intellectual
               ----------------
Property Rights owned by the Seller or used in the operation of the Business, none of which have been opposed or held unenforceable. Each of the aforesaid Intellectual Property Rights is duly recorded in the name of the Seller (in the case of items capable of recording), and the Seller is the absolute owner and has the sole and exclusive right to hold and use the said Intellectual Property Right without making any payment to others (other than licensing fees) or granting rights to others in exchange, except for Intellectual Property Rights used under the licenses disclosed on Schedule 2.1(a).
                                           ----------------

          (B)  Except  as  set forth on Schedule 4.1(i), to the knowledge of the
                                        ---------------
Seller, the operation of the Business does not infringe in any respect upon the Intellectual Property Rights of any Person and no Person has ever claimed or threatened to claim the right to use any of the Intellectual Property Rights set forth in said Schedule or to deny the right of the Seller to use the same. There are no Intellectual Property Rights other than those set forth in said Schedule which are owned or used by the Seller in connection with the operation of the Business and which are material to operation of the Business, and the only Persons who have any right to use any of the aforesaid Intellectual Property Rights are set forth in said Schedule. To the knowledge of the Seller, no person is infringing on any of the Intellectual Property Rights of the Seller.

          (C)  Except  as  set forth on Schedule 4.1(i), to the knowledge of the
     Seller,                            ---------------
the operation of the Business does not require or use Intellectual Property Rights not owned or duly licensed by the Seller or which will not otherwise be duly assigned to the Purchaser at the Closing.

          (D)  Except  as  set  forth  on  Schedule  4.1(i),  no  proceeding for
                                           ---------------
infringement of the Intellectual Property Rights of any Person is pending, or to the knowledge of the Seller, or the Shareholders threatened against the Seller.

          (j)  Litigation. Except as set forth on Schedule 4.1(j), there are no:
               ----------                         ---------------
(i) actions, suits, claims, trials, demands, investigations, arbitrations and other proceedings (whether or not purportedly on behalf of the Seller) pending or to the knowledge of the Seller, threatened against, with respect to or affecting in any manner, the Seller, the Business or any Purchased Assets; or
(ii) outstanding judgments orders, decrees, writs or injunctions, decisions, rulings or awards against, with respect to, or in any manner affecting Seller, the Business or any Purchased Assets. Schedule 4.1(j) sets forth for each
                                            ----------------
pending claim or other matter listed on such Schedule, the Seller's good faith assessment of the likely outcome of such claim or matter based upon consultation with counsel to Seller.

                                       10
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

          (k)  Adequacy  of  Assets.  The  Purchased  Assets  constitute, in the
               --------------------
aggregate, all of the assets and property necessary or useful for the operation of the Business in the manner in which and to the extent to which the Business is currently being operated, other than the physical facilities needed to operate the Business. The Seller has adequate physical facilities to operate the Business after Closing pursuant to the terms of the Management Agreement.

          (l)  Related  Party  Transactions.  Except  as  set  forth on Schedule
               ----------------------------                             --------
4.1(l),  no  officer  or  director  of  the  Seller, any Shareholder, any Person
-----
related by blood or marriage to any of such Person, or any entity in which any such Person owns any beneficial interest, is a party to any of the Assigned Contracts or potential Assigned Contracts or has any interest in any of the Purchased Assets or has been an advertiser, supplier or competitor to the Business.

          (m)  Permits.  The  Seller has all Permits required for the conduct of
               -------
the  Business.  Schedule  4.1(m) sets forth a list of all Permits of the Seller.
                ---------------
All such Permits are in full force and effect and are assignable to the Purchaser in accordance with the terms hereof, except as noted on Schedule
                                                                        --------
4.1(m).  Since January 1, 2003, the Seller and the Business are and have been in
------
material  compliance  with  all  such  Permits.

          (n)  Compliance  with  Laws.  Seller  is  in  compliance with all Laws
               ----------------------
including, without limitation, those applicable to discrimination in employment, occupational safety and health, trade practices, competition and pricing, zoning, building and sanitation, employment, retirement and labor relations and advertising. Except as disclosed on Schedule 4.1(n), Seller has not received
                                        ---------------
notice of any violation or alleged violation of any Laws. All reports and returns required to be filed by Seller with any Governmental Body have been filed, and were materially accurate and complete when filed.

          (o)  No  Changes.  Since  September  30,  2004, there has not been any
               -----------
adverse change in the Purchased Assets, the Business, prospects or operations of the Business or the Seller or any fact, condition or contingency that is likely to result in such a materially adverse change. Except as set forth in Schedule
                                                                        --------
4.1(o),  since  September  30, 2004, the Seller has operated the Business in the
-----
ordinary  course  and  in  a  manner  consistent  with  past  practices.

          (p)  Assigned Contracts;  Status. Seller  shall not, as of the Closing
               ---------------------------
Date, and as of the date that Purchaser assumes any Assigned Contract, be in default under such Contract. As of the Closing Date and as of the date that Purchaser assumes any Assigned Contract, no third party will be in default under any such Contract.

          (q)  Acknowledgement  of  Seller  Indebtedness.  The  Seller  hereby
               -----------------------------------------
acknowledges  and  agrees  that:  (i)  Exhibit  A  accurately  sets  forth  the
                                       ----------
outstanding balance of the Seller Indebtedness as of the date of this Agreement, including the amount of the Minority Shareholder Debt, the AMLH Debt and the Galileo Debt; and (ii) all of the Seller Indebtedness is valid and enforceable. Seller hereby waives, and as of the Closing Date, shall be deemed to have waived, any and all defenses to the enforceability of the Seller Indebtedness.

          (r)  No  Broker.  Neither  the  Seller  nor any of Seller's directors,
               ----------
officers or employees has employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees, commissions or other amounts with respect to this Agreement or any transactions contemplated hereby.

                                       11
MIADOCS 753740 3

          (s) Full Disclosure. Except as disclosed in this Section 4.1 or as set
              ----------------
forth in any of the other Schedules, to the knowledge of the Seller, there is no fact, condition or circumstance which has materially adversely or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Business or the ability of the Seller to perform this Agreement.

     4.2     Representations  and  Warranties  of the Purchaser and Parent.  The
             -------------------------------------------------------------
Purchaser and Parent hereby represent and warrant to the Seller as follows, each of which representations and warranties is true and correct on the date hereof and will remain true and correct on the Closing Date:

          (a)  Due  Incorporation.  Each of the Purchaser and the Parent is duly
             --------------------
incorporated, validly existing and in good standing under the Laws of the State of its incorporation and has all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as and in the places where such properties are now owned, leased or operated or such business is now conducted.

          (b)  Due  Authorization.  The  Purchaser  and the Parent each have the
               ------------------
necessary corporate power and authority to enter into and deliver this Agreement and to perform their obligations hereunder. Except as provided in Schedule
                                                                        --------
4.2(b), the execution and delivery of this Agreement by the Purchaser and Parent
-----
and the performance by the Purchaser and Parent of their obligations hereunder have been duly authorized by all necessary corporate action. Except as listed on
Schedule  4.2(b),  such execution, delivery and performance by the Purchaser and
----------------
Parent does not require any action or consent of, or any registration with or notification to, any Governmental Body or any action or consent under any Laws to which the Purchaser or Parent is subject.

          (c) Enforceability of Obligations. This Agreement constitutes a legal,
              -----------------------------
valid and binding obligation of the Purchaser and Parent, enforceable against them in accordance with its terms.

          (d)  No  Conflict.  The  execution and delivery of this Agreement, the
               ------------
consummation of the transactions contemplated herein, the performance by the Purchaser and Parent of their obligations hereunder and the compliance with the provisions hereof by the Purchaser and Parent does not:

               (i) violate, contravene or breach, or constitute a default under, the articles of incorporation or by-laws of the Purchaser or Parent;

               (ii) violate, contravene or breach, or constitute a default under any contract, agreement, indenture, instrument or commitment to which the Purchaser or Parent is a party or subject or by which they are bound or affected;

               (iii) result in the creation of, or require the creation of, any Lien upon any of the Purchased Assets; and

                                       12
MIADOCS 753740 3

               (iv)  result  in  the  violation  of  any  Law  or  Order.

          (e) No Broker. The Purchaser and Parent have not employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees, commissions or other amounts with respect to this Agreement or any transactions contemplated hereby.

                                    ARTICLE 5
                       ADDITIONAL COVENANTS OF THE PARTIES

     5.1  Conduct  of  Business.  From  the  date  hereof  through  the  Closing
          ---------------------
Date, the Seller will conduct its business in the ordinary course and in a manner consistent with past practices.

     5.2  Adverse  Change.  From  the  date hereof through the Closing Date, the
        ---------------
Seller will promptly notify the Purchaser of any circumstance or fact which becomes known to the Seller which (a) would have the effect of making any representation or warranty of the Seller false or misleading, (b) materially and adversely affects the Seller, any Purchased Assets or the Business, or (c) prevents the Seller from operating the Business in the ordinary course and in a manner consistent with past practice. Without limiting the generality of the foregoing the Seller will:

          (a) give prompt written notice to the Purchaser of the commencement of any action, suit, proceeding or investigation or the assertion of any material claim or threat to commence any action, suit, proceeding or investigation; and

          (b) keep the Purchaser fully and promptly informed as to any developments in any pending action, suit, proceeding or investigation.

     5.3  Operation  of  Business  Prior  to  Closing.  From  the  date  hereof
          -------------------------------------------
through the Closing Date, the Seller, will use commercially reasonable efforts to (a) maintain the value of the Business; and (b) preserve the goodwill of all Persons with whom it maintains business relations, including, without limitation, all subscribers and advertisers of the Business.

     5.4  Examination. From the date hereof through the Closing Date, the Seller
          -----------
will afford to the Purchaser and its legal, accounting and other representatives full access during normal business hours (without undue interference to the ordinary conduct of the business of the Seller) to (a) the Books and Records related to the Business, and (b) all executive personnel and auditors of the Seller to consult with them in respect of (i) the Business and the manner in which it is operated, and (ii) any questions raised by the Purchaser's examination of the Purchaser and its representatives made pursuant to this
Section 5.4. The Seller will at its expense provide to the Purchaser copies (certified by the Seller as true, complete and accurate, if requested) of all documents listed in any Schedule hereto and all additional documents and information concerning the Business and the Purchased Assets as the Purchaser may reasonably request. The Parties acknowledge that all information and documents delivered by Seller to Purchaser will remain subject to the Confidentiality Agreement between the parties; provided, however, that such agreement will terminate on the Closing Date.

     5.5 Confidentiality; Publicity. Except as may be required by Law, including
         --------------------------
but not limited to the requirement to provide notice of this transaction to certain creditors of Seller, which Seller expressly undertakes to do, or otherwise permitted or expressly contemplated by this Agreement, no party hereto or their respective affiliates, employees, agents or representatives will disclose to any third party this Agreement, the subject matter or the terms hereof or any confidential information or other proprietary knowledge concerning the business or affairs of the other party which it may have acquired from such party in the course of pursuing the transactions contemplated by this Agreement without the prior consent of the other party hereto. No press release or other public announcement relating to this Agreement or the transactions contemplated by this Agreement will be issued by any party hereto without the prior approval of the Purchaser.

                                       13
MIADOCS 753740 3

     5.6  No Other Discussions. The Seller and the Affiliates, employees, agents
          ---------------------
and representatives of the Seller will not (i) initiate or encourage the initiation by others of discussions or negotiations with third parties or respond to solicitations by third parties relating to the direct or indirect acquisition of the Seller, the Business or any of the Purchased Assets or (ii) enter into any agreement or commitment (whether or not binding) with respect to the direct or indirect acquisition of the Seller, the Business or any of the Purchased Assets. The Seller will promptly notify the Purchaser if any third party attempts to initiate any solicitation, discussion, or negotiation with respect to the foregoing transaction.

     5.7  Covenant  Against  Competition.
          ------------------------------

          (a) The parties acknowledge that the Purchaser and the Seller intend to enter into the Management Agreement pursuant to which the Seller will be authorized to continue to operate the Business on behalf of the Purchaser, as more fully set forth in such agreement. The Seller's performance of its obligations under the Management Agreement will not constitute a violation of the provisions of this Section 5.7.

          (b) Except as expressly permitted by Section 5.7(a), the Seller hereby agrees that, subject to consummation of the Closing, Seller will not, without the prior written consent of the Purchaser, for its own account or jointly with another, directly or indirectly, for or on behalf of any Person, as principal, agent, shareholder, participant, partner, promoter, lender, director, officer, manager, employee, consultant, sales representative or otherwise:

               (i) for a period of five (5) years from the Closing Date, engage or invest in, or own, control, manage or participate in the development, ownership, control, management, marketing or administration of, or render services or advice to, or lend the name of the Seller to, any business engaged, or which the Seller reasonably know is undertaking to become engaged, anywhere in the world in any aspect of the development, ownership, control, management, marketing or administration of any business that competes with the Business, including any Business engaged in corporate or leisure travel management or distribution (a "Competitive Business");

               (ii) for a period of five (5) years from the Closing Date, solicit or assist in the solicitation of, any Person employed by the Purchaser (as an employee, independent contractor or otherwise), to terminate such employment, whether or not such employment is pursuant to a Assigned Contract and whether or not such employment is at will; or

                                       14
MIADOCS 753740 3

               (iii) for a period of five (5) years from the Closing Date, use, or disclose or reveal to any Person, any Confidential Information of the Seller or Purchaser, including the subscriber databases or the advertiser database.

          (c) For purposes of this Section 5.7, "Confidential Information" will mean technical, business and other information of Seller, whether or not in writing, which derives value from not being generally known to the public or to other Persons who can obtain value from its disclosure or use, including, without limitation, financial data, financial plans, lists or information concerning actual or potential customers, suppliers and advertisers, information regarding businesses plans and operations, methods and plans of operation, marketing strategies, sales and distribution plans or strategies, cost information, pricing strategies, and acquisition and investment plans. Confidential Information includes information disclosed by third parties that the Seller is obligated to maintain as confidential.

          (d) Although the parties believe, in good faith, that the provisions of this Section 5.7 are reasonable in both geographic area and in duration, and it is not anticipated, nor is it intended, by any of the parties that a Governmental Body would find it necessary to reform the provisions hereof to make them reasonable in both geographic area and in duration, or otherwise, the parties understand and agree that if a Governmental Body of competent jurisdiction determines it necessary to reform the scope of the provisions of this Section 5.7 in order to make them reasonable in either geographic area or duration, or otherwise, damages, if any, for a breach hereof, as so reformed, would be deemed to accrue to the Purchaser as of and from the date of such a breach only insofar as the damages for such breach relate to an action which occurred within the scope of the corrected geographic area.

     5.8  Transfer  Taxes.  The  Seller  will  be  liable  for  and will pay all
          ---------------
transfer Taxes (if any), payable upon and in connection with the sale, assignment and transfer of the Purchased Assets from the Seller to the Purchaser hereunder.

     5.9 Management Agreement. At the Closing, the Purchaser and the Seller will
         --------------------
enter  into  the  Management  Agreement.

     5.10 License Agreement. At the Closing, the Purchaser and Seller will enter
          -----------------
into  the  License  Agreement.

     5.11  Post Closing Deliveries.  The  parties  will  deliver  the  documents
           ------------------------
described  on  Schedule  5.11  within  forty-five (45) days of the Closing Date.
               --------------

                                    ARTICLE 6
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     6.1     Survival  of  Representations  and Warranties.  The representations
             ---------------------------------------------
and warranties of the parties contained in this Agreement, in the Exhibits and Schedules annexed hereto or in any certificate or other document delivered or given pursuant to this Agreement will survive the consummation of the transactions contemplated by this Agreement and will continue in full force and effect for the benefit of the Purchaser for a period of five (5) years from the Closing Date, except for the representations and warranties of Seller set forth in Section 4.1, which will be unlimited as to duration.

                                       15
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

                                    ARTICLE 7
                              CONDITIONS OF CLOSING

     7.1     Conditions  for  the  Benefit  of  the  Purchaser.  Each  and every
             -------------------------------------------------
obligation of Purchaser and Parent to be performed on the Closing Date will be subject to the satisfaction prior to or at Closing of each of the following conditions:

          (a)  Truth  of Representations and Warranties. The representations and
               -----------------------------------------
warranties of the Seller contained in this Agreement or in any Schedule annexed hereto or in any certificate or other document delivered or given pursuant hereto will be true and correct when made and will be true and correct in all material respects as of the Closing Date as though made at such time on such date, except for changes consented to in writing by Purchaser.

          (b)  Performance  of  Covenants.  The  Seller  will  have performed or
               --------------------------
complied in all material respects with all covenants, agreements and obligations herein contained to be performed or complied with or caused to be performed or complied with by them.

          (c)  Third  Party  Approvals.  There  will have been obtained from all
               -----------------------
appropriate Persons all such approvals, consents and assurances in form and substance satisfactory to the legal counsel of the Purchaser, acting reasonably, in order to permit, as the case may be, either the change of ownership of the Purchased Assets or the assumption of the Assigned Contracts as contemplated herein to be completed without affecting or resulting in the termination, cancellation, modification, amendment, variation or renegotiation of any of the Purchased Assets or this Agreement.

          (d) No Material Change. From the date hereof through the Closing Date,
              --------------------
there will have been no material adverse change in the operations or prospects of the Business.

          (e)  Litigation.  There  will  be  no  actions, suits, claims, trials,
               ----------
demands, investigations, arbitrations or other proceeding pending or threatened to restrain, enjoin or invalidate any transaction contemplated by this Agreement, or which, in the judgment of the Purchaser, makes it inadvisable to proceed with the transactions contemplated by this Agreement.

           (f)  Approval of the Board of Directors of Parent and Purchaser.  The
                ------------------------------------------------------------
approval of this Agreement by the board of directors of the Parent and of Purchaser.

     7.2     Conditions  for  the  Benefit  of  the  Seller.  Each  and  every
             ----------------------------------------------
obligation of the Seller to be performed on the Closing Date will be subject to the satisfaction prior to or at Closing of each of the following terms and conditions:

          (a)  Truth  of Representations and Warranties. The representations and
               -----------------------------------------
warranties of the Purchaser and Parent contained in this Agreement or in any Schedule annexed hereto or in any certificate or other document delivered or given pursuant hereto will be true and correct when made and will be true and correct in all material respects as of the Closing Date as though made at such time on such date, except for changes consented to in writing by Seller.

                                       16
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

          (b)  Performance  of  Covenants.  The  Purchaser  and Parent will have
               --------------------------
performed or complied in all material respects with all covenants, agreements and obligations herein contained to be performed or complied with or caused to be performed or complied by the Purchaser and Parent.

          (c)  Litigation.  There  will  be  no  actions, suits, claims, trials,
              -----------
demands, investigations, arbitrations or other proceedings (whether or not purportedly on behalf of the Purchaser and Parent) pending or threatened to restrain, enjoin or invalidate any transaction contemplated by this Agreement.

                                    ARTICLE 8
                                     CLOSING

     8.1  Date,  Time  and  Place  of  Closing.  The  Closing will take place at
          ----------------------------------
the offices of Seller in Coral Gables, Florida, on December 31, 2004 (the "Closing Date"), or at such other place, on such other date and/or at such other
--------------
time as may be agreed between the Seller and Purchaser. The Closing will be effective as of the Effective Time, or on such other date and/or time as may be agreed between Seller and Purchaser.

     8.2  Documents  to  be  Delivered  by  Seller.  At the Closing, Seller will
          ----------------------------------------
deliver to Purchaser the following documents, in each case duly executed or otherwise in proper form:

          (a)  Assignment  Instruments.  (i) A Bill of Sale substantially in the
               -----------------------
form  of Exhibit D (the "Bill of Sale"), and (ii) such other good and sufficient
                         ------------
instruments of conveyance, assignment and transfer, duly executed by the Seller, in form and substance reasonably acceptable to the Purchaser's counsel, as shall be effective to vest in the Purchaser good title to the Purchased Assets (the Bill of Sale and the other instruments referred to in this Section 8.2(a) being collectively referred to as the "Assignment Instruments");
                                      -----------------------

          (b)  Compliance  Certificate.  A  certificate  signed  by  the  chief
               -----------------------
executive officer of Seller that each of the representations and warranties made by Seller in this Agreement is true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date (except for any changes permitted by the terms of this Agreement or consented to in writing by Purchaser), and that Seller have performed and complied with all of Seller's obligations under this Agreement which are to be performed or complied with on or prior to the Closing Date.

          (c) Management Agreement and License Agreement. The Management Agreement and License Agreement, duly executed by the Seller.

          (d)  Certified Resolutions. A certified copy of the resolutions of the
               ---------------------
Board of Directors and a majority of the shareholders of Seller entitled to vote authorizing and approving this Agreement and the consummation of the transactions contemplated by this Agreement.

          (e)  Articles;  By-laws.  A copy of the By-laws of Seller certified by
               ------------------
the secretary of Seller, and a copy of the Articles of Incorporation of Seller certified by the Secretary of State of the State of Florida.

                                       17
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          (f)  Incumbency  Certificate. Incumbency certificates relating to each
               -----------------------
person executing any document executed and delivered to Purchaser pursuant to the terms hereof.

          (g)  Other  Documents.  All  other  documents, instruments or writings
               ----------------
required to be delivered to Purchaser at or prior to the Closing pursuant to this Agreement and such other certificates of authority and documents as Purchaser may reasonably request.

     8.3  Documents  to  be  Delivered  by Purchaser and Parent. At the Closing,
          -----------------------------------------------------
Purchaser and Parent will deliver to the Seller the following documents, in each case duly executed or otherwise in proper form:

          (a)  Compliance  Certificate.  A  certificate  signed  by an executive
               -----------------------
officer of Purchaser and Parent that the representations and warranties made by Purchaser and Parent in this Agreement are true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date (except for any changes permitted by the terms of this Agreement or consented to in writing by Seller), and that Purchaser and Parent have performed and complied with all of their obligations under this Agreement which are to be performed or complied with on or prior to the Closing Date.

          (b)  Management  Agreement  and  License  Agreement.  The  Management
               ---------------------
Agreement  and  Lease  Agreement  duly  executed  by  the  Purchaser.

          (c)  Certified Resolutions. A certified copy of the resolutions of the
               ---------------------
Board of Directors of Purchaser and Parent authorizing and approving this Agreement and the consummation of the transactions contemplated by this Agreement.

          (d)  Incumbency  Certificate. Incumbency certificates relating to each
               -----------------------
person executing any document executed and delivered to Seller by Purchaser and Parent pursuant to the terms hereof.

          (e)  Other  Documents.  All  other  documents, instruments or writings
               ----------------
required to be delivered to Purchaser and Parent at or prior to the Closing pursuant to this Agreement and such other certificates of authority and documents as Seller may reasonably request.

                                    ARTICLE 9
                                 INDEMNIFICATION

     9.1  Indemnification  by  the  Seller.  The  Seller will indemnify and save
          --------------------------------
harmless the Purchaser and Parent from and against any claims, demands, actions, causes of action, judgments, damages, losses (which will include any diminution in value), liabilities, costs or expenses (including, without limitation, interest, penalties and reasonable attorneys' and experts' fees and disbursements) (collectively, the "Losses") which may be made against the
                                      ------
Purchaser or which it may suffer or incur as a result of, arising out of or relating to:

          (a) any material breach, non-performance of or non-compliance with any covenant, agreement or obligation of the Seller or pursuant to this Agreement;

                                       18
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          (b) any material breach of, any representation or warranty made by the
Seller in Section 4.1, the Schedules annexed hereto or in any certificate or other document delivered or given pursuant hereto;

          (c)  any  liabilities  or  obligations  of  the  Seller;  and

          (d) any claims asserted by any third party arising from the operation of the Business prior to the Closing Date, including any claims asserted by the shareholders of Seller.

          (e) any claims asserted by Seamless Technologies, Inc. arising from the consummation of the transactions contemplated by this Agreement, including, but not limited to, any claims based upon any alleged breach of the Agreement known as the Seamless Litigation Funding Agreement.

          (f) any claims asserted by e-Traveleaders, Inc. arising from the transactions contemplated by this Agreement, including, but not limited to, any claims based upon the alleged breach by Seller of the any agreement with e-Traveleaders, Inc.

     9.2  Indemnification  by  Purchaser.  The  Purchaser  will  indemnify  and
          ------------------------------
save harmless the Seller from and against any Losses which may be made against the Seller or which the Seller may suffer or incur as a result of, in respect of or arising out of:

          (a) any breach, non-performance of or non-compliance with any covenant, agreement or obligation of the Purchaser under or pursuant to this Agreement; and

          (b) any incorrectness in, or breach of, any representation or warranty made by the Purchaser in Section 4.2, the Schedules hereto annexed or in any certificate or other document delivered or given pursuant hereto.

     For avoidance of doubt, the parties acknowledge and agree that under no circumstances will the Purchaser be obligated to indemnify the Seller for any claims asserted by any person that the transactions contemplated by this Agreement violate any of the rights, duties or obligations of the Seller, Purchaser, Parent or any other person.

     9.3  Obligation  to  Reimburse.  The  party  providing  indemnification
          -------------------------
hereunder  (the "Indemnifying Party") will reimburse, on demand, the party being
                 ------------------
indemnified  hereunder  (the  "Indemnified  Party") for the amount of any Losses
                               ------------------
suffered or incurred by the Indemnified Party, as of the date that the Indemnified Party incurs any such Losses. If such reimbursement is not made within ten (10) days after the demand therefore, the Indemnified Party may set-off the amount of any Losses for which it is entitled to indemnification against any and all amounts otherwise owed by the Indemnified Party to the Indemnifying Party pursuant hereto or to any other agreement between the parties or otherwise.

     9.4  Notification.  Promptly  upon  obtaining  knowledge  thereof,  the
          ------------
Indemnified Party will notify the Indemnifying Party of any cause that the Indemnified Party has determined has given or could give rise to indemnification under this Article 9. The omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any duty to indemnify and hold harmless which otherwise might exist with respect to such cause unless (and only to that extent) the omission to notify materially prejudices the ability of the Indemnifying Party to exercise its right to defend provided in this Article 9.

                                       19
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     9.5  Defense  of  Third  Party  Claims.  If  any  legal  proceeding will be
          ---------------------------------
instituted or any claim or demand will be asserted by a third party against the Indemnified Party (each a "Third Party Claim"), then the Indemnifying Party will
                           -----------------
have  the  right,  after receipt of the Indemnified Party's notice under Section
9.4 and upon giving written notice to the Indemnified Party within seven (7) days of such receipt, to defend the Third Party Claim at its own cost and expense with counsel of its own selection, provided that:

          (a) the Indemnified Party will at all times have the right to fully participate in the defense at its own expense;

          (b) the Third Party Claim seeks only monetary damages and does not seek any injunctive or other relief against the Indemnified Party;

          (c) the Indemnifying Party unconditionally acknowledges in writing its obligation to indemnify and hold the Indemnified Party harmless with respect to the Third Party Claim; and

          (d) legal counsel chosen by the Indemnifying Party is satisfactory to legal counsel of the Indemnified Party, acting reasonably.

     9.6     No  Compromise.  The  Indemnifying  Party  will not be permitted to
             --------------
compromise and settle or to cause a compromise and settlement of any Third Party Claim, without the prior written consent of the Indemnified Party.

     9.7  Failure  to  Defend.  If  the  Indemnifying  Party  fails:
          -------------------

          (a) within seven (7) Business Days from receipt of the notice of a Third Party Claim to give notice of its intention to defend the Third Party Claim in accordance with Section 9.5; or

          (b) to comply at any time with the other requirements of Section 9.5, then the Indemnifying Party will be deemed to have waived its right to defend the Third Party Claim and the Indemnified Party will have the right (but not the obligation) to undertake or to cause the defense of the Third Party Claim and compromise and settle the Third Party Claim on behalf, for the account and at the risk and expense of the Indemnifying Party.

     9.8  Non-Waiver.  The  rights,  remedies  and  recourses  of the Seller and
          ----------
Purchaser hereunder will not be affected by the Closing having occurred, by any investigation made by or on behalf of either party, by either party terminating or failing to terminate this Agreement or by any other event or matter whatsoever except a specific and duly authorized written waiver or release executed by the waiving party.

     9.9 Limitation on Claims for Indemnification. No party to this Agreement or
         ----------------------------------------
other Person entitled to indemnification under this Article 9 may assert a claim for indemnification under this Article 9 unless such Person provides written notice of such claim to the Indemnifying Party on or before: (i) the fifth anniversary of the Closing Date, but in the case of any claim based upon a breach of the representations and warranty set forth in Section 4.1 within 30 days of the receipt of notice of a Third Party Claim.

                                       20
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                                   ARTICLE 10
                                   TERMINATION

     10.1     Right  of  Termination  Without  Breach.  This  Agreement  may  be
              ---------------------------------------
terminated  without  further  liability  by  any  party at any time prior to the
Closing:

          (a)  by  mutual  written  agreement  of  Seller, Parent and Purchaser;

          (b) by either Parent, Purchaser or Seller if the Closing will not have occurred on or before March 1, 2005, provided the terminating party has not,
                                         --------
through a breach of a representation, warranty or covenant, prevented the Closing from occurring on or before such date.

     10.2     Effect  of Termination.  Termination of this Agreement pursuant to
              ----------------------
this Section 10.3 will not in any way terminate, limit or restrict the rights and remedies of any party hereto against any other party which has violated, breached or failed to satisfy any of the representations, warranties, covenants, agreements, conditions or other provisions of this Agreement prior to termination hereof.

                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1  Gender.  Any  reference  in  this  Agreement  to  any  gender  will
           ------
include all genders and words used herein importing the singular number only will include the plural and vice versa.

     11.2  Headings.  The  division  of  this Agreement into Articles, Sections,
           --------
Subsections and other subdivisions and the insertion of headings are for convenience of reference only and will not affect or be utilized in the construction or interpretation of this Agreement.

     11.3  Severability.  If  any  provision  or  covenant, or any part thereof,
           ------------
of this Agreement should be held by any Governmental Body to be invalid, illegal or unenforceable, either in whole or in part, then such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which will remain in full force and effect.

     11.4  Entire  Agreement.  This  Agreement  together  with  any documents to
           -----------------
be delivered pursuant hereto constitute the entire agreement by and between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties in respect of such subject matter. The Schedules to this Agreement are a part of this Agreement.

     11.5  Amendment.  No  amendment  of  this  Agreement will be binding unless
           ---------
expressly  provided  in  an  instrument  duly  executed  by  the  parties.

                                       21
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     11.6  Waiver.  No  waiver,  whether  by conduct or otherwise, of any of the
           ------
provisions of this Agreement will be deemed to constitute a waiver of any other provisions (whether or not similar) nor will such waiver constitute a continuing waiver unless otherwise expressly provided in an instrument duly executed by the parties.

     11.7  Governing  Law.  This  Agreement will be interpreted and construed in
           --------------
accordance with the Laws of the State of Florida and the laws of the United States of America applicable therein. Any action, suit or proceeding relating to, arising out of, or in connection with this Agreement, subject to the arbitration provisions contained in this Agreement, may be brought by any party against any other party in an appropriate Federal or state court located in Florida. All parties hereby waive any objection to jurisdiction or venue in any such proceeding before said court.

     11.8  Accounting  Principles. Accounting terms not otherwise defined herein
           ----------------------
have  the meanings given to them under Generally Accepted Accounting Principles.

     11.9  Further Assurances. Each of the parties upon the request of any other
           -------------------
party, whether before or after the Closing, will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

     11.10 Successors in Interest. This Agreement and the provisions hereof will
           ----------------------
inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. No party may assign this Agreement or any of its rights and obligations hereunder without the prior consent of all of the other parties.

     11.11  No  Third  Party  Beneficiaries.  Except  as  provided in Article 9,
            -------------------------------                           ---------
nothing in this Agreement is intended or shall be construed to give any Person (including employees of the parties), other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein

     11.12  Notices.  Any  notice,  consent,  authorization,  direction or other
            -------
communications required or permitted to be given hereunder will be in writing and will be delivered either by (a) personal delivery, (b) telex, telecopy or similar telecommunication device, or (c) sent to the parties at their respective addresses indicated herein by registered or certified mail, return receipt requested and postage prepaid, or by private overnight mail courier service, and addressed as follows:

in  the  case  of  the  Seller,  to  it  at:

                                             Ponce De Leon Blvd.
                                             Coral  Gables,  FL  33134
                                             Attn:  President

                                       22
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with  a  mandatory  copy  to:

                                             Neale  Poller,  Esq.
                                             Camner,  Lipsitz  &  Poller
                                             Biltmore Way, Suite 700
                                             Coral  Gables,  FL  33134

in  the  case  of  the  Purchaser,  to  it  at:

                                             Spivey Lane
                                             Orlando,  FL  32837

with  a  mandatory  copy  to:

                                             Alfred  Smith,  Esq.
                                             Shutts  &  Bowen
                                             Miami Center
                                             South Biscayne Blvd.
                                             Miami, FL 33131

     Any notice, consent, authorization, direction or other communication as aforesaid will be deemed to have been effectively delivered and received, if sent by telecopy or similar telecommunications device, on the business day next following such transmission; if personally delivered, on the date of such delivery; if sent by overnight courier, on the date of delivery; and if sent by U.S. mail, as of the date of delivery indicated on the receipt, or, if the recipient refuses delivery, as of the date of such refusal; provided, however, that if delivered by means other than personal delivery and the date of receipt is not a business day then it will be deemed to have been delivered and received on the business day next following such delivery. Any party may change its address for service by written notice given as aforesaid.

     11.13  Expenses.  Each  party  will  bear  and  pay all costs, expenses and
            --------
fees (including, without limitation, legal counsel and accounting fees and disbursements) incurred by such party in connection with the preparation, execution and consummation of this Agreement and the transactions contemplated hereunder.

     11.14  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
            ------------
counterparts, each of which when so executed will be deemed an original, and such counterparts together will constitute one and the same instrument.

                                       23
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first  above  written.

                                          PURCHASER:
                                          ----------

                                          AMERICAN LEISURE EQUITIES CORPORATION
                                          By:  /s/ L. William Chiles
                                               ---------------------------------
                                          Its:  V. President
                                               ---------------------------------
                                          Name: L. William Chiles
                                               ---------------------------------

                                          PARENT:
                                          -------

                                          AMERICAN  LEISURE  HOLDINGS,  INC.

                                          By:  /s/ L. William Chiles
                                               ---------------------------------
                                          Its:  Chairman of Board
                                               ---------------------------------
                                          Name: L. William Chiles
                                               ---------------------------------

                                          SELLER:
                                          -------

                                          AROUND  THE  WORLD  TRAVEL,  INC.

                                          By:  /s/ Keith St. Clair
                                               ---------------------------------
                                          Its:  Chairman & CEO
                                               ---------------------------------
                                          Name: Keith St. Clair
                                               ---------------------------------

                                       24
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     The  undersigned, constituting the holders of a majority of the outstanding common stock of Around the World Travel, Inc., a Florida corporation, hereby approve the execution, delivery and performance of the foregoing Asset Purchase Agreement by Around The World Travel, Inc., including the transactions contemplated by such Agreement.

                                          AROUND  THE  WORLD  HOLDINGS  LLC

                                          By:  /s/ Keith St. Clair
                                               ---------------------------------
                                          Its:  Member
                                               ---------------------------------
                                          Name: Keith St. Clair
                                               ---------------------------------

                                          ATWH LLC

                                          By:  /s/ Keith St. Clair
                                               ---------------------------------
                                          Its:  Member
                                               ---------------------------------
                                          Name: Keith St. Clair
                                               ---------------------------------

                                       25

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